Exhibit 24.1
Northern Oil and Gas, Inc.

Power of Attorney
The undersigned director of Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Nicholas O’Grady and Chad Allen, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 2022 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 21, 2023.

/s/ Bahram Akradi

Northern Oil and Gas, Inc.

Power of Attorney
The undersigned director of Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Nicholas O’Grady and Chad Allen, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 2022 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 21, 2023.

/s/ Jack King

Northern Oil and Gas, Inc.

Power of Attorney
The undersigned director of Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Nicholas O’Grady and Chad Allen, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 2022 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 21, 2023.

/s/ William Kimble

Northern Oil and Gas, Inc.

Power of Attorney
The undersigned director of Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Nicholas O’Grady and Chad Allen, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 2022 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 21, 2023.

/s/ Lisa Bromiley

Northern Oil and Gas, Inc.

Power of Attorney
The undersigned director of Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Nicholas O’Grady and Chad Allen, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 2022 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 21, 2023.

/s/ Ernie Easley

Northern Oil and Gas, Inc.

Power of Attorney
The undersigned director of Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Nicholas O’Grady and Chad Allen, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 2022 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 22, 2023.

/s/ Michael Frantz

Northern Oil and Gas, Inc.

Power of Attorney
The undersigned director of Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Nicholas O’Grady and Chad Allen, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 2022 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 21, 2023.

/s/ Stuart Lasher

Northern Oil and Gas, Inc.

Power of Attorney
The undersigned director of Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Nicholas O’Grady and Chad Allen, and either of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended December 31, 2022 or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of February 23, 2023.

/s/ Jennifer Pomerantz